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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    --------


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the

                       Securities & Exchange Act of 1934


Date of Report:                   October 31, 1995
Date of Earliest Event Reported:  October 31, 1995


                           FOSTER WHEELER CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     New York                       1-286-2                   13-1855904
-------------------         ------------------------    ------------------------
(State or Other             (Commission File Number)        (IRS Employer
Jurisdiction of                                           Identification No.)
Incorporation)


           Perryville Corporate Park, Clinton, New Jersey 08809-4000
           ---------------------------------------------------------
                    (Address of principal executive offices)


                                 (908) 730-4090
                                 --------------
                        (Registrant's telephone number)


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Item 5.   Other Events.

        On October 31, 1995, Foster Wheeler Corporation (the "Company") released its earnings report for the third quarter ended September 29, 1995, as set forth in Exhibit I attached hereto.

Item 7.   Financial Statements and Exhibits

          I.   Earnings release for third quarter ended September 29, 1995.

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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              FOSTER WHEELER CORPORATION




Date: October 31, 1995                        By: /s/ Jack E. Dennes
                                                  --------------------------
                                                  Jack E. Dennes
                                                  Vice President & Secretary

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                                 EXHIBIT INDEX


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EXHIBIT                                                    SEQUENTIALLY NUMBERED
  NO.                                                              PAGES
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

   I      Earnings release for third quarter ended                  1-4
          September 29, 1995.

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